UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2007

NTS MORTGAGE INCOME FUND

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18550	61-1146077
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

10172 Linn Station Road

Louisville, Kentucky 40223

(Address of Principal Executive Offices)

(502) 426-4800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2007, Gerald Brenzel, a director of NTS Mortgage Income Fund (the “Company”), notified the Company that he is retiring from his position as a director, effective September 30, 2007.  Mr. Brenzel’s retirement was not the result of disagreement on any matter relating to the Company’s operations, policies or practices.  The Company expresses its appreciation for Mr. Brenzel’s dedicated service and valuable contributions during his tenure and wishes him well in his retirement.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A

(d)	Exhibits: N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND

Date: September 25, 2007	/s/ Brian F. Lavin
Its: President and CEO